                                                                    Exhibit 10.2

                             AMENDMENT NO. 1 TO THE
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         AMENDMENT NO. 1 (this "Amendment"), dated as of May 19, 2000, to the Third Amended and Restated Credit Agreement, dated as of March 23, 2000, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc., Barclays Bank PLC and Fleet National Bank, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Barclays Bank PLC and Fleet National Bank, as Co-Documentation Agents, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (the "Credit Agreement").


                                    RECITALS

          A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

          B. The Borrower has requested that certain provisions of the Credit Agreement be amended as set forth below and the Administrative Agent and the Lenders signing below are willing to agree thereto subject to the terms and conditions hereinafter set forth.

         Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. The following table is substituted for the table contained in
Section 2.5(a)(ii)(A) of the Credit Agreement (relating to the amortization of the Tranche B-1 Loans):

      Date               Percentage          Date                     Percentage
--------------------------------------------------------------------------------
   March 31, 2001          0.625%         December 31, 2003              5.000%
--------------------------------------------------------------------------------
    June 30, 2001          0.625%          March 31, 2004                5.625%
--------------------------------------------------------------------------------
 September 30, 2001        0.625%           June 30, 2004                5.625%
--------------------------------------------------------------------------------
  December 31, 2001        0.625%        September 30, 2004              5.625%
--------------------------------------------------------------------------------
   March 31, 2002          3.750%         December 31, 2004              5.625%
--------------------------------------------------------------------------------
    June 30, 2002          3.750%          March 31, 2005                6.250%
--------------------------------------------------------------------------------
 September 30, 2002        3.750%           June 30, 2005                6.250%
--------------------------------------------------------------------------------
  December 31, 2002        3.750%        September 30, 2005              6.250%
--------------------------------------------------------------------------------
   March 31, 2003          5.000%         December 31, 2005              6.250%
--------------------------------------------------------------------------------
    June 30, 2003          5.000%          March 31, 2006                7.500%
--------------------------------------------------------------------------------
 September 30, 2003        5.000%     Tranche B-1 Maturity Date    the remaining
                                                                   unpaid principal
                                                                   amount of the
                                                                   Tranche B-1 Loans
                                                                   together with all
                                                                   accrued and unpaid
                                                                   interest thereon.

2. Section 2.7 of the Credit Agreement is amended in its entirety to read as follows:

                    The proceeds of the Extensions of Credit shall be used solely, directly or indirectly, (i) for general corporate purposes of the Borrower and its Subsidiaries, including Capital Expenditures and working capital, not inconsistent with the provisions hereof, (ii) to finance Acquisitions to the extent permitted by Section 8.6, (iii) to make Restricted Payments to the extent permitted by Section 8.5, (iv) to make Investments in the PageNet Canadian Subsidiaries in an aggregate amount not in excess of $2,000,000, (v) in the event of the commencement of the Bankruptcy Proceeding, to repay the Indebtedness under the DIP Facility, provided that the aggregate amount of such repayment shall not exceed $50,000,000 and provided further that the conditions of Section 8.3(iv)(M) are satisfied, and (vi) to pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the transactions contemplated by the Transaction Documents. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower agrees that no part of the proceeds of any Extensions of Credit will be used, directly or indirectly, for a purpose which violates any law, including the provisions of Regulations T, U or X.

          3. The following table is substituted for the table contained in
Section 7.14(b) of the Credit Agreement (relating to the Interest Coverage
Ratio):

                              Period                                Ratio
--------------------------------------------------------------------------------
Merger Effective Date through September 30, 2001                       2.00:1.00
--------------------------------------------------------------------------------
December 31, 2001 and thereafter                                       2.25:1.00
--------------------------------------------------------------------------------

          4. The following table is substituted for the table contained in
Section 7.15(b)(i) of the Credit Agreement (relating to the Total Leverage
Ratio):

                              Period                                   Ratio
--------------------------------------------------------------------------------
Merger Effective Date through June 29, 2001                          4.25:1.00
--------------------------------------------------------------------------------
June 30, 2001 through September 29, 2001                             4.00:1.00
--------------------------------------------------------------------------------
September 30, 2001 through December 30, 2001                         3.75:1.00
--------------------------------------------------------------------------------
December 31, 2001 and thereafter                                     3.50:1.00
--------------------------------------------------------------------------------

          5. The following table is substituted for the table contained in
Section 7.16(b) of the Credit Agreement (relating to the API Leverage Ratio):


          Period                                                     Ratio
--------------------------------------------------------------------------------
Merger Effective Date through June 29, 2001                        3.00:1.00
--------------------------------------------------------------------------------
June 30, 2001 through December 30, 2001                            2.75:1.00
--------------------------------------------------------------------------------
December 31, 2001 through June 29, 2002                            2.50:1.00
--------------------------------------------------------------------------------
June 30, 2002 and thereafter                                       2.00:1.00
--------------------------------------------------------------------------------

          6. Section 7.17 of the Credit Agreement is amended by substituting "$325,000,000" for "$350,000,000" at the end thereof.

          7. Section 8.3(iv)(I) of the Credit Agreement is amended by substituting "$175,000,000" for "$225,000,000" in clause (1) thereof and by substituting "$400,000,000" for "$485,000,000" in clause (2)(ii) thereof.

          8. Section 8.3(iv)(K) of the Credit Agreement is amended in its entirety to read as follows:

                           (K) Parent Exchange Offer. The Parent shall have
                  completed the Parent Exchange Offer on terms satisfactory to the Managing Agents, at least 50% of the aggregate principal amount of the Parent Discount Notes outstanding on January 1, 2000 shall have been validly tendered and not withdrawn or shall have been exchanged for common Stock of the Parent or other Stock of the Parent which, by its terms, converts to common Stock of the Parent on the Merger Effective Date, and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent to the foregoing effects in form and substance satisfactory to the Managing Agents.

          9. Section 8.3(iv)(M) of the Credit Agreement is amended in its entirety to read as follows:

                           (M) Minimum Availability. Immediately after the
                  consummation of the PageNet Transactions and the repayment in full of the DIP Facility, the Borrower shall have availability under the Tranche A Commitments in an amount not less than the sum of $85,000,000 minus an amount equal to the outstanding principal amount of the DIP Facility immediately prior to the consummation of the PageNet Merger in excess of $15,000,000 (but not more than $35,000,000) plus, without duplication, the amount of any fees or expenses incurred by the Parent or any of its Subsidiaries in connection with the PageNet Transactions which are not paid on the Merger Effective Date

          10. Section 8.3(v)(B) of the Credit Agreement is amended in its entirety to read as follows:

                           (B) Repayment of the DIP Facility. The DIP Facility
                  shall have been repaid in full (including with the proceeds of Tranche A Loans so long as the requirements of Section 8.3(iv)(M) of this Agreement are satisfied), and all Liens in respect thereof shall have been terminated, and the Administrative Agent shall have received evidence, in form and substance satisfactory to the Managing Agents, to such effect.

          11. Paragraphs 1 - 10 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

              (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors and Required Lenders.

              (b) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

              (c) The Administrative Agent shall have received such other documents as it shall reasonably request.

          12. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date.

          13. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

          14. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

          15. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Third Amended And Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                               ARCH PAGING, INC.



                                               By:
                                                  ---------------------------
                                               Name:
                                                    -------------------------
                                               Title:
                                                    -------------------------

ACCEPTED AND AGREED TO:


ARCH COMMUNICATIONS GROUP, INC.


By:
   ---------------------------
Name:
    --------------------------
Title:
     -------------------------

ARCH CONNECTICUT VALLEY, INC.
ARCH COMMUNICATIONS ENTERPRISES, LLC
MOBILEMEDIA COMMUNICATIONS, INC.
MOBILE COMMUNICATIONS CORPORATION OF AMERICA
MOBILEMEDIA LICENSE CO., L.L.C.
ARCHTEL, INC.

AS TO EACH OF THE FOREGOING:


By:
   ---------------------------
Name:
    --------------------------
Title:
     -------------------------



ARCH COMMUNICATIONS, INC.


By:
   ---------------------------
Name:
    --------------------------
Title:
     -------------------------

                               ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                            THE BANK OF NEW YORK,
                                            as Administrative Agent


                                            By:
                                                ---------------------------
                                            Name:
                                                --------------------------
                                            Title:
                                                -------------------------

CONSENTED TO AND AGREED:


THE BANK OF NEW YORK, Individually, as Letter of
Credit Issuer and as Managing Agent


By:
   ---------------------------
Name:
    --------------------------
Title:
     -------------------------

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT




CONSENTED TO AND AGREED:


TORONTO DOMINION (TEXAS), INC.,
Individually, as Managing
Agent and as Syndication
Agent


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:


ROYAL BANK OF CANADA,
Individually, as Managing
Agent and as Documentation
Agent


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

BARCLAYS BANK PLC,
Individually, as a Managing
Agent and as a
Co-Documentation Agent


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:


FLEET NATIONAL BANK,
Individually, as a Managing
Agent and as a
Co-Documentation Agent


By:___________________________
Name:_________________________
Title:________________________


FLEET NATIONAL BANK (formerly known as BankBoston, N.A.)


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

BANK OF AMERICA, N.A.



By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

BEAR STEARNS INVESTMENT
PRODUCTS INC.


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

SPECIAL SITUATIONS FUND ADVISORS INC.,
As Agent for The Chase Manhattan Bank


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

CITIBANK, N.A.


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

COAST BUSINESS CREDIT, A DIVISION
OF SOUTHERN PACIFIC BANK, A
CALIFORNIA CORPORATION


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

CONTRARIAN FUNDS, LLC

By: Contrarian Capital Advisors,
    LLC, as Manager


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

DLJ CAPITAL FUNDING, INC.


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

FC CBO II LIMITED


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

FIRST UNION NATIONAL BANK


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

FRANKLIN FLOATING RATE TRUST


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

GOLDMAN SACHS CREDIT PARTNERS


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

ING BARING (U.S.) CAPITAL LLC


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

KZH CNC LLC


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

LEHMAN COMMERCIAL PAPER INC.


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

ML CLO XIX STERLING (CAYMAN) LTD.

By:   STERLING ASSET MANAGER, L.L.C.,
      as its Investment Advisor


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

MORGAN STANLEY DEAN WITTER PRIME
INCOME TRUST


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

MORGENS WATERFALL DOMESTIC PARTNERS
LLC


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

NUVEEN SENIOR INCOME FUND


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

SEQUILS-PILGRIM I, LTD.

By:   Pilgrim Investments, Inc., as its investment manager


By:___________________________
Name:_________________________
Title:________________________


PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.

By:   Pilgrim Investments, Inc., as its investment manager


By:___________________________
Name:_________________________
Title:________________________


ML CLO XV PILGRIM AMERICA (CAYMAN), LTD.

By:   Pilgrim Investments, Inc., as its investment manager


By:___________________________
Name:_________________________
Title:________________________


PILGRIM PRIME RATE TRUST

By:   Pilgrim Investments, Inc., as its investment manager


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



   CONSENTED TO AND AGREED:

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT


CONSENTED TO AND AGREED:

SOCIETE GENERALE, NEW YORK BRANCH


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

SUNTRUST BANK, CENTRAL FLORIDA, N.A.


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

VAN KAMPEN PRIME RATE INCOME TRUST


By:___________________________
Name:_________________________
Title:________________________


VAN KAMPEN CLO I, LIMITED

By:  Van Kampen Management, Inc., as
     Collateral Manager


By:___________________________
Name:_________________________
Title:________________________

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                 THIRD AMENDED AND RESTATED CREDIT AGREEMENT



CONSENTED TO AND AGREED:

WAYLAND INVESTMENT FUND, LLC

By:   CFSC Wayland Advisers, Inc., its Manager


By:___________________________
Name:_________________________
Title:________________________